                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 17, 1996

                           Dawcin International Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

New York                            0-18270                  11-2857523
--------                            -------                  ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

100 Garden City Plaza, Garden City, New York                          11530
--------------------------------------------------------------------------------
(Address of principal executive offices)

     Registrant's telephone number, including area code (516) 739-8800

                           Command Credit Corporation
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last report)

ITEM 1.  Changes in Control of Registrant.

         (a) (i) The name of the entity whose shareholders acquired control of the registrant through a reverse acquisition is First Equities Corp., ("First Equities") a Delaware corporation.

                  (ii) The amount and the source of the consideration used by First Equities' shareholders was 8,488,030 shares which represents ninety seven percent (97%) of First Equities issued and outstanding capital stock. No cash consideration was exchanged in connection with the transaction, and no loans or pledges were obtained for the purpose of acquiring control.

                  (iii) The basis of First Equities' shareholders control is the issuance of 8,750,546 shares of the Registrant's restricted common stock, $.0001 par value (the "Shares") to First Equities' shareholders in exchange for First Equities shares.

                  (iv) On October 17, 1996, the Registrant and First Equities Corp. (on behalf of its shareholders), executed and delivered a Stock Purchase

Agreement (the "Agreement") pursuant to which the Registrant agreed to acquire from First Equities' shareholders ninety seven percent (97%) of the issued and outstanding shares of capital stock in exchange for the issuance by the Registrant of 8,750,546 shares of its restricted common stock, $.0001 par value to First Equities' shareholders. First Equities, through a subsidiary, is a mortgage banking company whose operations are generating approximately $6 million in annual revenues. To facilitate the stock purchase of First Equities, the Registrant effected a reverse stock split of its common stock on a two hundred (200) for one (1) basis. The reverse stock split took place at the open of business on October 17, 1996. In conjunction with the reverse split, the Registrant amended its Articles of Incorporation for the purpose of changing its name from Command Credit Corporation to Dawcin International Corp., to operate the newly combined companies.

                  (v) The percentage of securities of the Registrant now beneficially owned directly or indirectly by First Equities' shareholders is approximately ninety seven percent (97%).

                  (vi) First Equities' shareholders acquired the Shares of the Registrant from the Registrant pursuant to the Agreement.

         (b) The Registrant by way of corporate resolutions, has instituted changes to its officers and directors. In this regard, the Registrant's Board of Directors has approved the appointment of two new Board members; Mr. Edward Capuano, Chairman of First Equities and Ms. Lisa Vota, Vice President of Finance of the Registrant. Furthermore, the Registrant's Board of Directors accepted the resignation of Mr. William G. Lucas as President of the Registrant and approved the appointment of Mr. Edward Capuano as President and Chief Operating Officer of the Registrant. Mr. Lucas retained his position as Chairman and Chief Executive Officer of the Registrant.

ITEM 2.  Acquisition or Disposition of Assets.

         (a) (i) On October 17, 1996, the Registrant and First Equities (on behalf of its shareholders) executed and delivered a Stock Purchase Agreement (the "Agreement") pursuant to which the Registrant agreed to acquire from First Equities ninety seven percent (97%) of the issued and outstanding shares of capital stock from its shareholders in exchange for the issuance by the Registrant of 8,750,546 shares of its restricted common stock, $.0001 par value to the First Equities' shareholders.

         (ii) The amount and source of the consideration used by First Equities was ninety seven percent (97%) of its issued and outstanding capital stock. No cash consideration was exchanged in connection with the transaction, and no loans or pledges were obtained for the purpose of acquiring control.

         (iii) The principle followed in determining the amount of such consideration was based upon negotiation of the parties.

         (b) The assets acquired by the Registrant were ninety seven percent (97%) of the issued and outstanding capital stock of First Equities. The business of First Equities is mortgage banking. The Registrant expects that First Equities will remain a subsidiary of the Registrant and that First

Equities' business will continue in a manner in which it was conducted prior to the acquisition.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The Registrant is a "small business issuer," as defined under Rule 12b-2 of the Exchange Act. Accordingly, the Registrant is incorporating by reference to its Annual Report on Form 10-KSB for the year ending June 30, 1996 the following information required by Item 310(a) of Regulation S-B in lieu of the financial information required by Item 7 (a) of this Form:

         (i) Audited balance sheet of the Registrant for the year ended June 30, 1996, and;

         (ii) Audited statements of income, cash flows and changes in stockholders' equity for the years ended June 30, 1996 and 1995.

         (b) Pro forma financial information.

ITEM 7:  Financial Statements

                                    PRO-FORMA
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                     ASSETS


                                                              DAWCIN                  FIRST
                                                               INT'L                  EQUITIES                 TOTAL
                                                            ----------             -----------             -----------
                                                              June 30                 June 30                 June 30
                                                                1996                    1996                    1996
                                                            ----------             -----------             -----------
Current Assets:
  Cash and Cash Equivalents                                 $   45,295             $   143,555             $   188,850
  Accounts Receivable, net                                     248,465               1,116,302               1,364,767
  Mortgage Inventory                                               -0-               9,494,602               9,494,602
  Note Receivable                                            2,485,000                     -0-               2,485,000
  Prepaid Expenses                                               9,913                 463,020                 472,933
  Interest Receivable                                          600,000                     -0-                 600,000
  Other Current Assets                                             -0-                   7,502                   7,502
                                                            ----------             -----------             -----------
  Total Current Assets                                       3,388,673              11,224,981              14,613,654
                                                            ----------             -----------             -----------
Fixed Assets:
  Equipment                                                    729,117                  92,759                 821,876
  Furniture & Fixtures                                         166,400                 119,289                 285,689
  Leasehold Improvements                                       225,003                  31,154                 256,157
                                                            ----------             -----------             -----------
                                                             1,120,520                 243,202               1,363,722
  Less:  Accumulated Depreciation
            and Amortization                                   743,723                  47,851                 791,574
                                                            ----------             -----------             -----------
  Total Net Fixed Assets                                       376,797                 195,351                 572,148
                                                            ----------             -----------             -----------
Other Assets:
  Land                                                             -0-               1,471,300               1,471,300
  Marketable Equity Securities                                  14,500                 160,293                 174,793
  Organization Expenses                                            677                     -0-                     677
  Computer Software                                            119,992                     -0-                 119,992
  Goodwill                                                      75,967                 142,500                 218,467
  Security Deposits                                             38,701                   7,651                  46,352
                                                            ----------             -----------             -----------
  Total Other Assets                                           249,837               1,781,744               2,031,581
                                                            ----------             -----------             -----------
Total Assets                                                $4,015,307             $13,202,076             $17,217,383
                                                            ==========             ===========             ===========

                                    PRO-FORMA
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                       LIABILITIES & SHAREHOLDERS' EQUITY


                                                              DAWCIN                  FIRST
                                                               INT'L                  EQUITIES                 TOTAL
                                                            -----------             -----------             -----------
                                                              June 30                 June 30                 June 30
                                                                1996                    1996                    1996
                                                            -----------             -----------             -----------
Current Liabilities:
  Accounts Payable & Accrued Expenses                        $  784,517             $ 2,114,945             $ 2,899,462
  Warehouse Line of Credit                                          -0-               9,282,128               9,282,128
  Leases Payable                                                 20,141                     -0-                  20,141
  Payroll Taxes Payable                                         239,462                  45,829                 285,291
  Notes Payable                                                 203,065                     -0-                 203,065
  Salaries Payable                                              158,944                  27,157                 186,101
  Loans Payable                                                 484,622                     -0-                 484,622
                                                            -----------             -----------             -----------
  Total Current Liabilities                                   1,890,751              11,470,059              13,360,810
                                                            -----------             -----------             -----------
Long Term Liabilities:
  Leases Payable                                                 31,868                  26,147                  58,015
  Notes Payable                                                 911,259                     -0-                 911,259
                                                            -----------             -----------             -----------
  Total Long Term Liabilities                                   943,127                  26,147                 969,274
                                                            -----------             -----------             -----------
Total Liabilities                                             2,833,878              11,496,206              14,330,084
                                                            -----------             -----------             -----------
Shareholders' Equity:
  Common Stock - Authorized 150 Mill. Shares,
  $.0001 Par Value, 8,877,578 Issued and
  8,872,220 Outstanding at 6/96                                     888                     -0-                     888
  Paid-In-Capital in Excess of Par Value                     43,931,443               1,768,726              45,700,169
  Paid-In-Capital from Treasury Stock                           946,434                     -0-                 946,434
  Paid-In-Capital from Warrants Exercised                       902,389                     -0-                 902,389
  Translation Adjustment                                          5,528                     -0-                   5,528
  Retained (Deficit)                                        (43,575,706)                (62,856)            (43,638,562)
                                                            -----------             -----------             -----------
  Total Shareholders' Equity                                  2,210,976               1,705,870               3,916,846
Less: Treasury Shares at Cost                                (1,029,547)                    -0-              (1,029,547)
                                                            -----------             -----------             -----------
Net Shareholders' Equity                                      1,181,429               1,705,870               2,887,299
                                                            -----------             -----------             -----------
Total Liabilities and Shareholders' Equity                   $4,015,307             $13,202,076             $17,217,383
                                                            ===========             ===========             ===========

                                    PRO-FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          FOR THE YEAR ENDED JUNE 30TH


                                                             DAWCIN                  FIRST
                                                              INT'L                 EQUITIES                  TOTAL
                                                          ------------             -----------            ------------
                                                             June 30                 June 30                 June 30
                                                               1996                    1996                    1996
                                                          ------------             -----------            ------------
Revenues:
  Operating Revenue                                         $  821,073             $ 4,408,947             $ 5,230,020
  Interest Income                                              604,360                     -0-                 604,360
                                                          ------------             -----------            ------------
  Total Revenue                                             $1,425,433             $ 4,408,947               5,834,380
                                                          ------------             -----------            ------------
Operating Expenses:
                                                                                                           -----------
  Selling and Administrative Expenses                        3,752,641               3,244,047               6,996,688
 Cost of Shares for Services Rendered                       12,089,321                     -0-              12,089,321
 Direct Loan Origination Expenses                                  -0-               1,088,975               1,088,975
  Loss on Investment                                         1,910,304                     -0-               1,910,304
  Bad Debt Expense                                             792,713                     -0-                 792,713
  Taxes                                                        192,521                  27,310                 219,831
                                                          ------------             -----------            ------------
  Total Operating Expenses                                 $18,737,500             $ 4,360,332             $23,097,832
                                                          ------------             -----------            ------------
Net Profit(Loss) from Operations                           (17,312,067)                 48,615             (17,263,452)
                                                          ------------             -----------            ------------
Non-Operating & Non-Recurring:
                                                                                                           -----------
   Gain on Sale of Property                                        -0-                 128,950                 128,950

   Gain (Loss) on Sale of Marketable Equity Securities         (43,355)                 59,988                  16,633
                                                          ------------             -----------            ------------
Total Non-Operating & Non-Recurring                            (43,355)                188,938                 145,583
                                                          ------------             -----------            ------------
Net Profit(Loss)                                          ($17,355,422)            $   237,553            ($17,117,869)
                                                          ============             ===========            ============
Net Profit(Loss) per Outstanding
  Common Share                                              ($    1.97)            $      0.03             ($     1.95)
                                                          ============             ===========            ============

                                   PRO-FORMA
                     CONSOLIDATED STATEMENTS OF CASH FLOW
                         FOR THE YEARS ENDED JUNE 30TH



                                                                    DAWCIN                    FIRST
                                                                    INT'L                    EQUITIES                 TOTAL
                                                                  -----------               ----------              -----------
                                                                   June 30                   June 30                  June 30
                                                                     1996                      1996                    1996
                                                                  -----------               ----------              -----------
Cash Flow from Operations:
Net Income(Loss)                                                 ($17,355,422)                 $48,615             ($17,306,807)
Adjustments to Reconcile Net Loss
  to Net Cash Provided by Operations
   Depreciation & Amortization                                       (219,063)                  27,938                 (191,125)
   (Gain)/Loss on Sale of Marketable Equity Securities                 43,355                   59,988                  103,343
   Gain on Sale of Property                                                -0-                 128,950                  128,950
   Foreign Currency Translation Adjustment                            (14,032)                      -0-                 (14,032)
(Increase) Decrease in:
   Notes Receivable                                                (2,125,000)                      -0-              (2,125,000)
   Prepaid Expenses                                                     9,395                 (332,691)                (323,296)
   Interest Receivable                                               (479,100)                      -0-                (479,100)
   Accounts Receivable                                                 36,649                 (890,750)                (854,101)
   Mortgage Inventory                                                      -0-              (8,830,652)              (8,830,652)
   Organization Expenses                                               29,848                       -0-                  29,848
   Security Deposits                                                   (4,460)                      -0-                  (4,460)
   Computer Software                                                  (72,580)                      -0-                 (72,580)
   Other Current Assets                                                    -0-                 (11,880)                 (11,880)
Increase (Decrease) in:
   Accounts Payable                                                  (544,902)               1,689,336                1,144,434
   Leases Payable                                                     (54,863)                 (11,699)                 (66,562)
   Taxes Payable                                                     (253,598)                      -0-                (253,598)
   Notes Payable                                                      443,250                       -0-                 443,250
   Salaries Payable                                                    76,027                   72,986                  149,013
   Loans Payable                                                      312,996                       -0-                 312,996
   Warehouse Line of Credit                                                -0-               8,618,178                8,618,178
                                                                  -----------               ----------              -----------
Net Cash (Used)Provided by Operations                             (20,171,500)                 568,319              (19,603,181)
                                                                  -----------               ----------              -----------
Cash Flow from Financing Activities:
   Proceeds from Issuance of Common Stock                          17,386,941                       -0-              17,386,941
   Purchase of Treasury Stock                                        (409,847)                      -0-                (409,847)
                                                                  -----------               ----------              -----------
Net Cash Flow from Financing Activities                            16,977,094                       -0-              16,977,094
                                                                  -----------               ----------              -----------
Cash Flow from Investing Activities:
   Capital Expenditures Paid in Cash                                  216,445                  (64,568)                 151,877
   Bank/Data Center Acquisition                                       260,993                       -0-                 260,993
   Goodwill                                                         2,323,881                 (142,500)               2,181,381
   Proceeds from Sale of Marketable Equity Securities                 224,784                       -0-                 224,784
   Purchase of Marketable Equity Securities                           (14,500)                (160,293)                (174,793)
   BMSA Subsidiary                                                         -0-                (162,964)
                                                                  -----------               ----------              -----------
Net Cash (Used) by Investing Activities                             3,011,603                 (530,325)               2,481,278
                                                                  -----------               ----------              -----------

Net Increase in Cash and Cash Equivalents                            (182,803)                  37,994                 (144,809)
Cash and Cash Equivalents Beginning of Period                         228,098                  105,561                  333,659
                                                                  -----------               ----------              -----------
Cash and Cash Equivalents End of Period                               $45,295                 $143,555                 $188,850
                                                                  ===========               ==========              ===========

         (c) Exhibits.

         Index of Exhibits:

         (2) Stock Purchase Agreement between Registrant and First Equities Corp. dated October 17, 1996.

         (23)  Consent of Independent Auditors.

         (27)  Financial Data Schedule.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Dawcin International Corp.


Date: December 12, 1996                        By:  /s/ Edward R.Capuano
                                                   -----------------------
                                                        Edward R.Capuano
                                                        President and COO